SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 August 23, 1999



                       EAST TEXAS FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its Charter)



     Delaware                  0-24848                          75-2559089
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 (State or other           (Commission File No.)              (IRS Employer
   jurisdiction of                                            Identification
   incorporation                                                  Number)


1200 South Beckham Avenue, Tyler, Texas                           75701-3319
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:              (903) 593-1767
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On August 18, 1999, the Registrant adopted a resolution amending its By-Laws. A revised copy of the Company By-Laws is attached as Exhibit "3(ii)".

         On August 23, 1999, the Registrant issued for publication the press release attached as Exhibit "99" announcing the completion of a stock repurchase program.



Item 7.  Financial Statements and Exhibits

         The Exhibits referred to in Item 5 of this Report and listed on the accompanying Exhibit Index are filed as part of this Report and is incorporated herein by reference.

Exhibit
Number                      Description


3(ii)             Revised Company By-Laws

99                Press release, published on August 23, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             EAST TEXAS FINANCIAL SERVICES, INC.



Date:  August 23, 1999                      By: /s/ DERRELL W. CHAPMAN
                                                ----------------------
                                                Derrell W. Chapman
                                                Vice President/COO/CFO